SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 23, 2006
KAISER ALUMINUM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-9447	94-3030279
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350
Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.
On January 23, 2006, Kerry A. Shiba resigned his position as the Chief Financial Officer of Kaiser Aluminum Corporation and it’s wholly owned subsidiary Kaiser Aluminum & Chemical Corporation. A copy of the press release announcing Mr. Shiba’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     ( c ) Exhibits
        *      99.1      Press Release dated January 24, 2006

*	Included with this filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: January 25, 2006		Daniel D. Maddox
Vice President and Controller

EXHIBIT INDEX
Exhibit 99.1           Press Release dated January 24, 2006*

*	Included with this filing.